SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2017

AARON’S, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300 Atlanta, Georgia		30339-3194
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (678) 402-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Fourth Amended and Restated Franchisee Loan Facility

On October 25, 2017, Aaron’s, Inc. (the “Company”) entered into the Fourth Amended and Restated Loan Facility Agreement and Guaranty with SunTrust Bank, as servicer, and certain other financial institutions as participants (the “New Franchisee Loan Facility Agreement”). The New Franchisee Loan Facility Agreement amends the Third Amended and Restated Loan Facility Agreement and Guaranty, dated as of April 14, 2014 (as previously amended, the “Prior Agreement”). Pursuant to this facility, subject to certain terms and conditions, the Company’s franchisees can borrow funds guaranteed by the Company. The New Franchisee Loan Facility Agreement amends the Prior Agreement to, among other changes: (i) extend the termination date of the facility from December 7, 2017 to October 24, 2018, (ii) release certain inactive subsidiaries of the Company from their guarantee obligation and (iii) modify certain other terms, covenants, and representations and warranties set forth therein so as to conform to current market standards and make them consistent with the Company’s other debt facilities.

The foregoing description of the New Franchisee Loan Facility Agreement is qualified in its entirety by reference to the full text of such document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated herein by reference in response to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Fourth Amended and Restated Loan Facility Agreement and Guaranty among Aaron’s Inc. as sponsor, SunTrust Bank, as servicer, and each of the other lending institutions party thereto as participants, dated October 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.

	By:	/s/ Steven A. Michaels
Date: October 31, 2017		Steven A. Michaels Chief Financial Officer, President of Strategic Operations